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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: November 11, 1999



                               USDATA CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                         0-25936               75-2405152

(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)




2435 North Central Expressway
Richardson, Texas                                              75080-2722
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)




       Registrant's telephone number, including area code (972) 680-9700



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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFIYING ACCOUNTANTS

       (a)        Previous independent accountants

                  On November 11, 1999, USDATA Corporation dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through November 11, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through November 11, 1999, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v). The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 15, 1999, is filed as Exhibit 16 to this Form 8-K.

       (b)        New independent accountants

                  The Registrant engaged KPMG LLP as its new independent accountants as of November 11, 1999. During the two most recent fiscal years and through November 11, 1999, the Registrant has not consulted with KPMG LLP regarding either
                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or
                  (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

       (c)        Exhibits.

                  (16)     Letter regarding change in certifying accountant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: November 16, 1999


                                               USDATA Corporation


                                               By: /s/ Robert Drury
                                                  -----------------------------
                                               Name:    Robert Drury
                                               Title:   Chief Financial Officer







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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -------------------------
16                        Letter regarding change in
                          certifying accountant.